Exhibit 99.1

NEWS RELEASE

Drilling Tools International Corp. Signs Definitive Agreement to

Acquire Saltire Energy Limited & Foxley Energy Limited

Combination creates a stronger, more diversified global platform

Expands Eastern Hemisphere presence to approximately 40% of pro forma revenue

Transaction is expected to be immediately accretive to key financial metrics

HOUSTON — October 8, 2026 — Drilling Tools International Corp. (NASDAQ: DTI) (“DTI” or the “Company”), a global oilfield services company that designs, engineers, manufactures and provides a differentiated, rental-focused offering of tools for use in onshore and offshore horizontal and directional drilling operations, as well as other cutting-edge solutions across the well life cycle, today announced that it has entered into a definitive agreement to acquire Saltire Energy Limited and Foxley Energy Limited (combined “Saltire”), a leading Aberdeen-based provider of rental drilling tools serving the North Sea, Middle East, Asia Pacific, and other key Eastern Hemisphere growth markets. Total consideration consists of approximately $80 million in cash and 17.4 million shares of DTI common stock, par value $0.0001 per share (the “DTI Common Stock”), subject to customary closing adjustments. The transaction is expected to close in the first quarter of 2027.

Founded in 1986, Saltire is a specialty rental provider of drilling tubulars, downhole and bottom hole assembly tools, and pressure control equipment, with operating bases in the United Kingdom, Norway, the United Arab Emirates, Singapore and Malaysia. Its in-depth and relevant rental fleet is deployed to customers around the Eastern Hemisphere, and it has built long-standing relationships with Tier 1 E&P operators, drilling contractors and service companies that it has maintained through market cycles.

The combination with Saltire is expected to be accretive to both Adjusted EBITDA(1) margins and Adjusted Free Cash Flow(1)(2) per share in the first year following closing, support stronger cash flow generation per share and significantly expand DTI’s international presence. Based on management’s estimates derived from recent monthly performance updates in the third quarter of 2026 and current visibility, Saltire is expected to generate run rate 2026 revenue of approximately $50.4 million, Adjusted EBITDA(1) of approximately $22.5 million, representing a 45% Adjusted EBITDA margin, and Adjusted Free Cash Flow(1)(2) of $15.8 million. Saltire’s rental-focused model closely resembles DTI’s and has a history of resilient financial performance through industry cycles. The transaction is expected to increase DTI’s Eastern Hemisphere contribution from approximately 18% of DTI’s standalone revenue in the second quarter of 2026 to approximately 40% of pro forma revenue post-close, creating a more balanced revenue mix with global rig exposure. Saltire’s established product bases across the North Sea, Middle East and Asia expand and accelerate DTI’s tools and technology into new growing international markets and create clear cross-selling opportunities, from deploying DTI’s proprietary wellbore optimization technologies, such as ClearPath™ and Drill-N-Ream® (“D-N-R”), into Saltire’s existing markets as well as adding Saltire’s drilling jars and pressure control equipment to DTI’s total offering to customers.

(1)

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, and Adjusted Free Cash Flow per share are non-GAAP financial measures. Adjusted EBITDA Margin is Adjusted EBITDA divided by revenue, and Adjusted Free Cash Flow per share is derived from Adjusted Free Cash Flow and the applicable share count. See “Non-GAAP Financial Measures” at the end of this release for a discussion of reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).

(2)	Adjusted Free Cash Flow is defined as Adjusted EBITDA less Gross Capital Expenditures.

“We are extremely excited about this transformative transaction,” stated Wayne Prejean, Chairman and Chief Executive Officer of DTI. “Saltire is a natural fit for DTI. Like us, Saltire rents the mission-critical downhole tools operators depend on, and it does so in the attractive international markets where we have long sought a scaled presence. Saltire has established relationships across the North Sea, the Middle East and other key Eastern Hemisphere markets, and with limited customer overlap, Saltire nearly doubles DTI’s international exposure to approximately 40% of pro forma revenue in a single step. That kind of international scale and those established customer relationships can take many years to build organically. We expect the combination to be accretive to Adjusted EBITDA margin and Adjusted Free Cash Flow per share in the first year following closing.

“Looking ahead, we see a real opportunity to bring technologies like Mechlok, Turbocaser, Turborunner, ClearPath and D-N-R to Saltire’s customers through its distribution network, and to give customers a global platform backed by greater financial strength. The combined company is expected to generate significant Adjusted Free Cash Flow, which gives DTI a clear path to de-lever quickly. Just as importantly, Mike Loggie, the Founder of Saltire, and the Loggie family will retain approximately 30% of the combined company. This reflects our shared conviction that these businesses are stronger together and that the most meaningful value creation is still ahead of us. We are building for the future, and we’re glad to be doing it alongside the Saltire and Foxley teams,” concluded Prejean.

Mike Loggie, Founder and Chief Executive Officer of Saltire, added, “Both personally and professionally, this is a proud day for me, my family, and for everyone at Saltire and Foxley as we mark our 40th year in business. What we started four decades ago has become a trusted partner to some of the most demanding operators in the world, and that is a credit to our people, their expertise, commitment to safety, and dedication to our valued customers. As we thought about Saltire’s next chapter, we weren’t looking for an exit. We wanted a partner that shares our focus on exceptional service, proven reliability and technical excellence. We chose to take a meaningful part of our consideration in DTI Common Stock, and we expect to remain a significant shareholder. We’re not stepping away. We are invested in this company for the long term, and our customers can expect the same people and the same trusted service they’ve always relied on, now backed by DTI’s global platform, technology offerings, deep industry expertise, and long-term commitment to helping the business grow. We are excited to build on the combined company’s extremely strong reputation and create new opportunities for our customers, employees, and partners.”

Transaction and Timing

Under the terms of the definitive agreement, DTI will acquire 100% of Saltire for total consideration of approximately $80 million in cash and 17.4 million shares of DTI Common Stock, subject to customary closing adjustments. The value of the share consideration will be determined by multiplying 17.4 million shares by the 20-day volume-weighted average price of DTI’s Common Stock immediately prior to closing. The share consideration is fixed at 17.4 million shares of DTI Common Stock and will not be adjusted for changes in the market price of DTI Common Stock prior to closing. Upon closing, the sellers, including the Loggie family, are expected to own approximately 30% of DTI Common Stock. The shares will be subject to lock-up arrangements, the terms of which will be described in the registration statement on Form S-4. DTI expects to fund the cash consideration through new debt financing and borrowings under its existing credit facility. See corresponding transaction Form 8-K and future filings for additional information.

The transaction, which is expected to close in the first quarter of 2027, is subject to customary regulatory approvals and closing conditions, including approval by DTI’s stockholders. DTI intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include additional information regarding the transaction.

Upon closing, Wayne Prejean will continue to serve as Chairman and Chief Executive Officer of DTI. Mike Loggie, Saltire’s founder, and all members of Saltire’s management team will remain with the combined company. DTI Common Stock will continue to trade its common stock on the Nasdaq Capital Market under the symbol “DTI.”

Advisors

Evercore acted as financial advisor to DTI in connection with the transaction. Winston Taylor LLP is serving as DTI’s legal counsel on the transaction. Piper Sandler Ltd acted as financial advisor to Saltire. Pinsent Masons LLP is serving as Saltire’s legal counsel on the transaction.

Conference Call and Additional Materials

DTI will hold a conference call today, October 8, 2026, at 9:00 a.m. Eastern Time / 8:00 a.m. Central Time to discuss the acquisition. An investor presentation regarding the transaction can also be found at https://investors.drillingtools.com.

Please dial 201-389-0869 and ask for the DTI call at least 10 minutes prior to the start time, or via live webcast by logging onto the webcast at this URL address: https://investors.drillingtools.com/news-events/events. An audio replay will be available through October 15, 2026 and may be accessed by dialing 201-612-7415 and using passcode 13763172#. Also, an archive of the webcast will be available shortly after the call at https://investors.drillingtools.com/news-events/events for 90 days. Please submit any questions for management prior to the call via email to DTI@dennardlascar.com.

About Drilling Tools International Corp.

DTI is a Houston, Texas based leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. With roots dating back to 1984, DTI operates from 15 service and support centers across North America and maintains 11 international service and support centers across the EMEA and APAC regions. To learn more about DTI, please visit: www.drillingtools.com.

Contact:

DTI Investor Relations

Ken Dennard / Natalie Hairston

InvestorRelations@drillingtools.com

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact included in this press release are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this press release may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level of activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (4) DTI’s ability to source tools and raw materials at a reasonable cost; (5) DTI’s ability to market its services in a competitive industry; (6) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (7) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (8) DTI’s ability to obtain additional capital; (9) DTI’s ability to obtain debt financing on acceptable terms; (10) the satisfaction of closing conditions, including effectiveness of the Form S-4 registration statement, approval by DTI stockholders, required regulatory approvals, and Nasdaq approval of listing the shares issued as equity consideration; (11) the risk that the transaction does not close or that the anticipated benefits of the transaction are not realized; (12) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (13) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (14) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (15) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (16) the potential for volatility in the market price of DTI Common Stock, including the potential dilutive effect of the fixed number of shares issued as equity consideration and potential sales by the Sellers following expiration of applicable lock-up restrictions; (17) fluctuations in foreign currency exchange rates, including between the U.S. dollar and the British pound sterling; (18) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (19) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (20) DTI’s ability to maintain the listing of its common stock on Nasdaq; (21) risks related to DTI’s increased indebtedness following the transaction, including the financing condition, terms and covenants; (22) the outcome of any legal proceedings relating to the transaction and (23) other risks and uncertainties described from time to time in DTI’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”). You should carefully consider the risks and uncertainties including those described in Part I, Item 1A – “Risk Factors” of our Annual Report on Form 10-K filed on March 6, 2026 and in comparable “Risk Factors” sections of our Quarterly Reports on Form 10-Q filed after such Form 10-K, and the risks to be described in the proxy statement/prospectus. Such forward-looking statements are based on the beliefs of management of DTI, as well as assumptions made by, and information currently available to DTI’s management and are subject to numerous conditions, many of which are beyond the control of DTI. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in DTI’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Non-GAAP Financial Measures

This release includes Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow measures. Each of these metrics is a “non-GAAP financial measure” as defined in Regulation G of the Securities Exchange Act of 1934.

Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions and (v) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business.

We believe Adjusted EBITDA and Adjusted EBITDA Margin are useful because they allow us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted Free Cash Flow is a supplemental non-GAAP financial measure, and we define Adjusted Free Cash Flow as Adjusted EBITDA less Gross Capital Expenditures. We use Adjusted Free Cash Flow as a financial performance measure for planning, forecasting, and evaluating our performance. We believe that Adjusted Free Cash Flow is useful to enable investors and others to perform comparisons of current and historical performance of the Company. As a non-GAAP measure, Adjusted Free Cash Flow should not be considered an alternative to, or more meaningful than, net income (loss), net cash provided by operating activities, or any other measure determined in accordance with GAAP, and it may not be comparable to similarly titled measures used by other companies.

This release also includes certain estimates/projections of non-GAAP financial measures, including Saltire’s run-rate Adjusted EBITDA and Adjusted Free Cash Flow and statements regarding expected accretion. The reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures would require estimates of interest expense, income tax expense, depreciation and amortization, other expense, stock-based compensation, goodwill impairment, transaction expense, and capital expenditures, among other items, that are difficult to predict and estimate and are primarily dependent on future events. Accordingly the Company is unable to provide a reconciliation of the forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures without unreasonable efforts. These estimates are not guarantees of future performance and should not be relied upon as such.

No Offer or Solicitation

Nothing in this press release shall constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws. This communication is made in respect of a proposed acquisition transaction and may be deemed to be solicitation material in respect of that transaction pursuant to Rule 425 under the Securities Act. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. This press release is not an offer to sell or a solicitation of an offer to buy any debt securities.

No Offer of Debt Securities

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any debt securities of DTI or any of its subsidiaries, including any notes or bonds that may be issued to finance the transaction, in the United States or in any other jurisdiction. Any such debt securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release is not directed at, and is not intended to be used in connection with, any offering of debt securities, and is being issued in accordance with the requirements of the U.S. federal securities laws applicable to the transaction described herein.

Additional Information and Where to Find It

DTI intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of DTI and a prospectus of DTI relating to the transaction (the “proxy statement/prospectus”). DTI stockholders and other investors are urged to read the registration statement, the proxy statement/prospectus and any other relevant documents filed with the SEC carefully when they become available because they will contain important information about DTI, Saltire, the transaction and related matters. This press release is not a substitute for the registration statement, the proxy statement/prospectus, or any other document that DTI may file with the SEC. Investors and securityholders may obtain free copies of the registration statement, the proxy statement/prospectus and other documents filed with the SEC by DTI through the website maintained by the SEC at www.sec.gov. Free copies of these documents may also be obtained on DTI’s investor relations website at https://investors.drillingtools.com.

Participants in the Solicitation

DTI, Saltire and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DTI’s stockholders in connection with the transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of DTI’s stockholders in connection with the transaction, including their direct and indirect interests in the transaction, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding DTI’s directors and executive officers is set forth in DTI’s most recent Annual Report on Form 10-K and proxy statement for its 2026 annual meeting of stockholders filed with the SEC on March 6, 2026 and March 13, 2026, respectively. Additional information regarding potential participants and their interests will be included in the proxy statement/prospectus.

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